EXHIBIT 10.1



                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of August 8, 2001, is entered into by and among Global Capital Partners Inc., a Delaware corporation with its principal offices at 6000 Fairview Road, Suite 1410, Charlotte, North Carolina 28210 ("GCAP" or "Seller"); Jonathan D. Siegel, an individual residing at ____________________ ("Siegel"); Gregory C. Frank, an individual residing at _____________________ ("Frank"); the JB Sutton Group Inc. 401(k) Profit Sharing Plan dated 10/1/95 f/b/o/ Jonathan D. Siegel (the "Siegel 401(k)"); and Sigma Limited S.A., a business entity formed under the laws of Switzerland, with offices at Rue-Fritz-Courvoisier 40, 2300 La Chaux-de-Fonds, Switzerland ("Sigma") (Siegel, Frank, the Siegel 401(k) and Sigma are sometimes hereinafter individually referred to as "Purchaser" and collectively as "Purchasers").


                              W I T N E S S E T H:

         WHEREAS, Seller is the legal and beneficial owner of 2,684,000 shares (the "Shares") of the common stock, par value $.025 per share (the "Common Stock"), of Sutton Online, Inc., a Delaware corporation with its principal offices at 1000 Woodbury Road, Suite 214, Woodbury, New York 11797 (the "Company");

         WHEREAS, Seller is the legal and beneficial owner of warrants to purchase an aggregate of 500,000 shares of the Company's Common Stock at an exercise price of $2.50 per share (the "Warrants");

         WHEREAS, Seller agrees to sell to each Purchaser, and each Purchaser agrees to purchase from Seller, upon the terms and conditions set forth herein,
(i) that number of Shares and (ii) that number of Warrants set forth opposite such Purchaser's name on Schedule A attached hereto; and

         WHEREAS, concurrent with this Agreement, Siegel, the Siegel 401(k) and Frank are entering into a stock purchase agreement (the "Egan Agreement") with Donald J. Egan ("Egan"), whereby (i) Egan has agreed to purchase, and Siegel has agreed to sell, all restricted shares of the common stock of GCAP owned by Siegel (the "Siegel Shares"); (ii) Egan has agreed to purchase, and the Siegel 401(k) has agreed to sell, all restricted shares of common stock of GCAP owned by the Siegel 401(k) (the "Siegel 401(k) Shares") and (ii) Egan has agreed to purchase, and Frank has agreed to sell, all restricted shares of the common stock of GCAP owned by Frank (the "Frank Shares").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises herein contained, Seller and Purchasers hereby agree as follows:

                                   SECTION 1

                  SALE AND PURCHASE OF THE SHARES AND WARRANTS

     SECTION 1.1 PURCHASE OF THE SHARES AND WARRANTS. Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell, transfer, convey and assign to each Purchaser, and each Purchaser agrees to purchase from Seller, on the Closing Date, the number of Shares and Warrants set forth opposite such Purchaser's name on Schedule A, free and clear of all liens, charges and other encumbrances for the aggregate purchase price (the "Purchase Price") of One Million Eight Hundred Thousand Dollars ($1,800,000), subject to any adjustment set forth in Section 1.3 hereof. The Purchase Price shall be allocated among the Purchasers as set forth on Schedule A.

     SECTION 1.2 PAYMENT OF THE PURCHASE PRICE. The Purchase Price shall be paid at the Closing (as defined herein) as follows: (a) Purchasers shall pay to Seller in cash, by wire transfer or certified or cashier's check, Two Hundred Thousand Dollars ($200,000) (the "Cash Purchase Price") and (b) (i) Siegel shall deliver to Seller a non-recourse promissory note in the aggregate principal amount of Three Hundred Seventy-five Thousand Dollars ($375,000), substantially in the form attached hereto as Exhibit A (the "Siegel Note"); (ii) Frank shall deliver to Seller a non-recourse promissory note in the aggregate principal amount of Three Hundred Seventy-five Thousand Dollars ($375,000), substantially in the form attached hereto as Exhibit B (the "Frank Note"); and (iii) Sigma shall deliver to Seller a non-recourse promissory note, in the aggregate principal amount of Eight Hundred Fifty Thousand Dollars ($850,000), subject to adjustment as set forth in Section 1.3 hereof and substantially in the form attached hereto as Exhibit C (the "Sigma Note") (the Siegel Note, the Frank Note and the Sigma Note are hereinafter collectively referred to as the "Notes").

     SECTION 1.3 ADJUSTMENT TO SIGMA NOTe. If, within forty-five (45) days of the Closing Date (as defined herein), Sigma makes a prepayment or series of prepayments of the Sigma Note equal to or exceeding fifty thousand dollars ($50,000) in the aggregate (the "Sigma Prepayment"), the outstanding aggregate principal amount of the Sigma Note shall be decreased by one hundred thousand dollars ($100,000).

     SECTION 1.4 PLEDGE AGREEMENT. Seller, Siegel, the Siegel 401(k), Frank and Sigma shall enter into a Pledge Agreement, substantially in the form attached hereto as Exhibit D (the "Pledge Agreement"), whereby each of Siegel, the Siegel 401(k), Frank and Sigma shall pledge their respective interest in the Shares to Seller as security for the payment of the Notes (the "Pledged Shares").


                                   SECTION 2

                                     CLOSING

     SECTION 2.1 TIME AND PLACE OF CLOSING. The closing (the "Closing") of the sale and purchase of Shares referenced on Schedule A under this Agreement shall take place on August __, 2001 at 10:00 a.m., local time, at the offices of



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

Berlack, Israels & Liberman, 120 West 45th Street, New York, New York 10036, or at such other time or place as is mutually agreeable to Seller and the Purchasers (the "Closing Date"). At the Closing, Seller shall deliver to each Purchaser certificates for the Shares in good delivery form, duly endorsed or accompanied by appropriate transfer powers duly executed, and assignments of the Warrants being purchased by such Purchaser.

     SECTION 2.2 CONDITIONS PRECEDENT TO PURCHASERS' OBLIGATION TO CLOSE. The obligation of Purchasers to purchase the Shares and the Warrants and to perform their other obligations under this Agreement shall be subject to the satisfaction of the following conditions precedent (or waiver thereof by Purchasers) on or prior to the Closing Date:

                (a) REPRESENTATIONS AND WARRANTIES. On the Closing Date, each of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same effect as though such representations and warranties were made at and as of the Closing Date.

                (b) COMPLIANCE WITH OBLIGATIONS. Seller shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied in all material respects with by Seller on or prior to the Closing Date.


                (c) NO INJUNCTIONS, ETC. The Closing shall not have been enjoined or prohibited by any judicial or regulatory proceeding, nor shall any action, proceeding, suit, litigation or investigation be pending or threatened before any court, arbitration, tribunal, governmental or regulatory agency or legislative body (i) that seeks to enjoin or prohibit, or to obtain substantial damages in connection with the Closing or (ii) that purports to affect the legality, validity or enforceability of this Agreement and the other documents, instruments and agreements to be entered into by Seller pursuant hereto.

                (d) RECEIPT OF DOCUMENTS, ETC..Purchasers shall have received the following, in form and substance satisfactory to
          Purchasers:

                        (i) certificates representing the Shares, which certificates shall be in good delivery form, duly endorsed or accompanied by appropriate stock transfer powers duly executed;
                        (ii) assignments of the Warrants, which assignments shall be in good delivery form, duly endorsed or accompanied by appropriate transfer powers duly executed

                        (iii) the Siegel Employment Amendment (as defined herein), duly executed by the parties thereto;

                        (iv) the Siegel Non-Compete Amendment (as defined herein); and


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


                        (v) the Frank Employment Amendment (as defined herein), duly executed by the parties thereto.

        SECTION 2.3 CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATION TO CLOSE. The obligation of Seller to sell the Shares and the Warrants, and to perform its other obligations under this Agreement shall be subject to the satisfaction of the following conditions precedent (or waiver thereof by Seller) on or prior to the Closing Date:

                (a) REPRESENTATIONS AND WARRANTIES. On the Closing Date, each of the representations and warranties of Purchasers contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same effect as though such representations and warranties were made at and as of the Closing Date.

                (b) COMPLIANCE WITH OBLIGATIONS. Purchasers shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied in all material respects with or by them on or prior to the Closing Date.

                (c) EQUIPMENT LEASE PLEDGE AGREEMENT. GCAP shall have entered into an equipment lease pledge agreement, dated the date hereof, substantially in the form of Exhibit E attached hereto (the "Equipment Lease Pledge Agreement"), whereby HK Partners LLC and Corporate Communications Network Corp. shall pledge an aggregate of 50,000 shares of the common stock of Ikon Ventures, Inc. (the "Equipment Lease Pledged Shares") as security for Seller's guaranty of the equipment leases listed on Schedule B attached hereto.

                (d) EGAN AGREEMENT. Siegel, Frank and the Siegel 401(k) shall have entered into the Egan Agreement.

                (e) SIEGEL EMPLOYMENT AMENDMENT. Siegel shall have entered into an amendment to his employment agreement, dated the date hereof, substantially in the form of Exhibit F attached hereto (the "Siegel Employment Amendment");

                (f) FRANK EMPLOYMENT AMENDMENt. Frank shall have entered into an amendment to his employment agreement, dated the date hereof, substantially in the form of Exhibit G attached hereto (the "Frank Employment Amendment");

                (g) SIEGEL NON-COMPETITION AMENDMENT. Siegel shall have entered into an amendment to his non-compete agreement, dated the date hereof, substantially in the form of Exhibit H attached hereto (the "Siegel Non-Compete Amendment");

                (h) NO INJUNCTIONS, ETC.. The Closing shall not have been enjoined or prohibited by any judicial or regulatory proceeding, nor shall any action, proceeding, suit, litigation or investigation be pending or threatened before any court, arbitration, tribunal, governmental or regulatory agency or legislative body (i) that seeks to enjoin or prohibit, or to obtain substantial damages in connection with, the Closing, or (ii) that purports to affect the legality,



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

          validity or enforceability of this Agreement and the other documents, instruments and agreements to be entered into by Purchasers pursuant hereto.

                (i) RECEIPT OF DOCUMENTS, ETC.. Seller shall have received, in form and substance satisfactory to Seller, the following:

                        (i)      the Cash Purchase Price;

                        (ii) the Notes, duly executed by Sigma, Frank and Siegel;

                        (iii) the Pledge Agreement, duly executed by the parties thereto;

                        (iv)     the Pledged Shares;

                        (v) the Equipment Lease Pledge Agreement, duly executed by the parties thereto;

                        (vi)     the Equipment Lease Pledged Shares;

                        (vii) the Siegel Employment Amendment, duly executed by the parties thereto;

                        (viii) the Siegel Non-Compete Amendment, duly executed by the parties thereto; and

                        (ix) the Frank Employment Amendment, duly executed by the parties thereto.


                                   SECTION 3

                         REPRESENTATIONS AND WARRANTIES

        SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Purchasers that each of the following statements is true, accurate and complete as of the date hereof in all material respects:

                (a) AUTHORITY. Seller has the full power and authority to execute and deliver this Agreement and the other documents, instruments and agreements to be entered into by Seller pursuant hereto, to perform hereunder and thereunder, and to consummate the transactions identified in this Agreement without the necessity of any act or consent of any other person or entity whomsoever. This Agreement and each and every agreement, document and instrument to be executed, delivered and performed by Seller in connection herewith, constitute or will, when executed and delivered, constitute the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and

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

          other similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles.

                (b) TITLE. The Shares and Warrants are held of record by Seller and are free and clear of any liens, charges or other encumbrances.

                (c) BROKERS AND INTERMEDIARIES. Seller has not employed any broker, finder, advisor or intermediary in connection with the transactions contemplated by this Agreement which would be entitled to a broker's, finder's or similar fee or commission in connection therewith or upon the consummation.

        SECTION 3.2 REPRESENTATIONS AND WARRANTIES OF PURCHASERS. Each Purchaser hereby severally represents and warrants to Seller that each of the following statements is true, accurate and complete as of the date hereof in all respects with respect to such Purchaser:

                (a) AUTHORITY. Such Purchaser has full power and authority to enter into this Agreement, to perform his or its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement and each and every agreement, document and instrument to be executed, delivered and performed by such Purchaser in connection herewith, constitutes or will, when executed and delivered, constitute the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their respective terms.

                (b) GCAP SHARES. Upon the sale of the Siegel Shares, the Siegel 401(k) Shares and the Frank Shares pursuant to the Egan Agreement, no such Purchaser will beneficially own, either directly or indirectly, any shares of the common stock of GCAP; other than shares of the common stock of GCAP purchased by such Purchaser on the open market.

                (c) ACCREDITED INVESTOR. Except for Frank, each such Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Such Purchaser is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Agreement, including a complete loss of such Purchaser's investment in the Shares.

                (d) SOPHISTICATED INVESTOR. Frank has had a special relationship with the Company and has had access to all information necessary for him to make an informed and knowledgeable decision to acquire the Shares. Frank is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Agreement, including a complete loss of his investment in the Shares.

                (e) INVESTMENT. Such Purchaser understands that the investment in the Shares is a speculative investment, and represents that he or it is aware of the business affairs and financial condition of the Company, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares, and that he or it is purchasing the


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

          Shares for investment for his or its own account only and not with a view to, or for resale in connection with, any "distribution" within the meaning of the Securities Act or applicable state securities laws. Such Purchaser further represents that he or it understands that the Shares have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of such Purchaser's investment intent as expressed herein. Such Purchaser acknowledges and understands that the Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws or unless exemptions from such registration and qualification requirements are available.

                (f) ACCESS TO DATA. Such Purchaser has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the Company and the terms and conditions of this transaction as well as to obtain any information requested by such Purchaser. Any questions raised by such Purchaser concerning the transaction have been answered to the satisfaction of such Purchaser. Such Purchaser's decision to enter into the transactions contemplated hereby is based in part on the answers to such questions as such Purchaser has raised concerning the transaction and on such Purchaser's own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

                (g) LEGEND. Each certificate or instrument representing the Shares will be endorsed with the following or a substantially similar legend:


                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT ONLY AND NOT FOR RESALE. THEY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS FIRST REGISTERED UNDER SUCH LAWS, OR UNLESS THE COMPANY HAS RECEIVED EVIDENCE REASONABLY SATISFACTORY TO IT THAT REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED."


                                   SECTION 4

                                VOTING AGREEMENT

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


         The agreements contained in this Section 4 constitute the voting agreement, as contemplated by Section 218 of the General Corporation Law of the State of Delaware, of Seller and Purchasers.

                (a) Seller hereby unconditionally and irrevocably agrees to vote any and all of shares of Common Stock beneficially owned, either directly or indirectly, by Seller (the "Seller Shares") at such time and in such manner and to such extent as may from time to time and at any time be requested (orally or in writing) by the Chief Executive Officer of the Company (the "CEO"). To the extent that the CEO fails to make any such request, in connection with each matter on which Seller votes or has the right to vote, Seller hereby irrevocably and unconditionally agrees to vote all of the Seller Shares in the same manner as the CEO votes his or her shares of Common Stock.

                (b) For purposes of this Agreement, "voting" includes casting or withholding votes at a meeting of holders of shares of Common Stock, giving or withholding written consent to action in lieu of a meeting of holders of Common Stock, giving or withholding waiver of notice of a meeting of holders of Common Stock, and any action or withholding of action which is similar thereto or which has or could be expected to have similar effect.

                (c) Seller hereby irrevocably and unconditionally constitutes and appoints the CEO, as the duly authorized representatives of the Company, as Seller's true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for Seller and in Seller's name, place and stead, in any and all capacities, to: (i) vote at any and all times any and all Seller Shares; (ii) act on, sign, deliver, publish, acknowledge and file any and all such consents, waivers, certificates, instruments, agreements and other documents as may be necessary, appropriate or expedient in connection with any and all votes or withholding of votes contemplated by this Section 4; and (iii) take any and all such actions which may be necessary, appropriate or expedient in connection with any and all votes or withholding of votes contemplated by this
          Section 4 granting unto such agent, proxy and attorney-in-fact, and each of the CEO's substitutes, full power and authority to do and perform each and every act and thing necessary, appropriate or expedient to be done, as fully for all intents and purposes as Seller might or could do in person, hereby approving, ratifying and confirming all that such agent, proxy, and attorney-in-fact or any of the CEO's substitutes may lawfully do or cause to be done by virtue hereof. This provision is coupled with an interest.


                                   SECTION 5

                            MISCELLANEOUS PROVISIONS

        SECTION 5.1 EXPENSES. Each of the parties hereto will bear its own costs and expenses, including without limitation accounting, legal, consulting and other professional service expenses, incurred in connection with this Agreement and the transaction contemplated hereby.



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        SECTION 5.2 SURVIVAL. Except as otherwise provided in this Agreement, all covenants, agreements, representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

        SECTION 5.3 NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three (3) days after the date of deposit in the mails to such party's address as first set forth above. Any party may by notice given in accordance with this Section 5.3 to the other parties designate another address or person for receipt of notices hereunder.

        SECTION 5.4 AMENDMENT AND WAIVER. No delay on the part of any party hereto with respect to the exercise of any right, power, privilege, or remedy under this Agreement, the Pledge Agreements or the Notes, shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege, or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege, or remedy. No modification or waiver by any party hereto of any provision of this Agreement, or consent to any departure by the other party therefrom, shall be effective in any event unless in writing, and then only in the specific instance and for the purpose for which given.

        SECTION 5.5 ENTIRE AGREEMENT. This Agreement, the Pledge Agreements and the Notes constitute the entire agreement and understanding among Purchasers and Seller relating to the subject matter hereof, and supersede all prior agreements and understandings relating to the subject matter hereof.

        SECTION 5.6 LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

        SECTION 5.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        SECTION 5.8 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 5.9 HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.


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



        SECTION 5.10 EXHIBITS AND SCHEDULES INCORPORATED. The exhibits and schedules to this Agreement are incorporated into and constitute an integral part of this Agreement.

        Section 5.11 Injunctive Relief. In the event of a breach or a threatened breach by any party of any of its representations, warranties, covenants or other obligations hereunder, any other party shall be entitled to an injunction or similar equitable relief restraining such party from committing or continuing any such breach or threatened breach or granting specific performance of any action required to be performed by such party under any such provision, without the necessity of proving any actual damages and without the necessity of posting any bond or other security.

        SECTION 5.12 BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, executors, personal representatives, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties, or their respective successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

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



         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.



                               PURCHASERS:


                                /s/ Jonathan D. Siegel
                               ---------------------------------------------
                               Jonathan D. Siegel


                                /s/ Gregory C. Frank
                               ----------------------------------------------
                               Gregory C. Frank


                               SIGMA LIMITED, S.A.

                               By:   /s/ Dubois Yves
                                  -------------------------------------------
                                  Name:  Dubois Yves
                                  Title:   Secretary


                                J.B. SUTTON GROUP INC. 401(K)
                                PROFIT SHARING PLAN DATED 10/1/95
                                F/B/O/ JONATHAN D. SIEGEL


                                By:   /s/ Jonathan D. Siegel
                                   -------------------------------------------
                                   Jonathan D. Siegel, Trustee


                                SELLER:

                                GLOBAL CAPITAL PARTNERS INC.


                                By:    /s/ Martin A. Sumichrast
                                   -------------------------------------------
                                   Name:  Martin A. Sumichrast
                                   Title: Chief Executive Officer










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